Exhibit 10.1

SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT

This Second Amendment to Asset Purchase Agreement (this “Second Amendment”) effective as of April 17, 2007, and entered into by and among Nayna Networks, Inc., a Nevada corporation (the “Buyer”), Abundance Networks, Inc., a Delaware corporation and wholly-owned subsidiary of the Buyer, Abundance Networks, LLC, a Delaware limited liability company (the “Seller”) and Abundance Networks (India) Pvt Ltd, an India private limited company and wholly owned subsidiary of the Seller (collectively, the “Parties”).

WITNESSETH

WHEREAS: The Parties previously entered into that certain Asset Purchase Agreement, dated as of December 1, 2005 (the “Original Agreement”).

WHEREAS: The Parties previously entered into that certain First Amendment to Asset Purchase Agreement, dated as of January 20, 2006 (the “First Amendment”).

WHEREAS: Section 10.9 of the Original Agreement provides that any term of the Original Agreement may be amended with the written consent of each of the Parties.

WHEREAS: In connection with the Parties’ desire to amend the payment terms contained in the Original Agreement, as amended by the First Amendment, the parties hereto wish to amend the Original Agreement as set forth herein.

NOW, THEREFORE, the Parties hereto, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:

1.	Section 1.3(b)(i) of the Original Agreement and as amended in Section 2 of the First Amendment shall be deleted in its entirety and replaced with the following in lieu thereof:
“(i) The Buyer shall issue 4,500,000 shares of Common Stock to Seller on or before April 30, 2007.”

2.	Section 1.3(b)(ii) of the Original Agreement shall be deleted in its entirety and replaced with the following in lieu thereof:
“(ii)  RESERVED”

3.	Section 1.3(b)(iii) of the Original Agreement shall be deleted in its entirety and replaced with the following in lieu thereof:
“(iii)  RESERVED”

4.	Section 1.3(d) of the Original Agreement shall be deleted in its entirety and replaced with the following in lieu thereof:
“(d)  RESERVED”

5.
This Second Amendment shall be governed by and construed in accordance with the internal laws of the State of California, without giving effect to any choice or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of California.

6
This Second Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have caused this Second Amendment to Asset Purchase Agreement to be duly executed as of the date first above written.

NAYNA NETWORKS, INC.
a Nevada corporation

/s/ Naveen S. Bisht

Name: Naveen S. Bisht
Title: President & CEO

ABUNDANCE NETWORKS, INC.
a Delaware corporation

/s/ Naveen S. Bisht

Name: Naveen S. Bisht
Title: President & CEO

ABUNDANCE NETWORKS, LLC
a Delaware limited liability company

/s/ Suresh R. Pillai

Name: Suresh R. Pillai
Title: President & CEO

ABUNDANCE NETWORKS (INDIA) PVT LTD
an India private limited company

/s/ Suresh R. Pillai

Name: Suresh R. Pillai
Title: President & CEO